UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

AMMO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13101	83-1950534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 27, 2024, the Company received a communication from its independent registered public accounting firm, Pannell Kerr Forster of Texas, P.C (“PKF”), in which PKF requested that the Company take action to disclose that the following historical financial statements and auditors’ reports previously reported by the Company should no longer be relied upon:

-	Financial statements as of and for the year ended March 31, 2024, as well as all interim periods within such year, including the auditors’ report on the financial statements and the auditors’ report on internal controls.
-	Financial statements as of and for the year ended March 31, 2023, as well as all interim periods within such year, including the auditors’ report on the financial statements and the auditors’ report on internal controls.
-	Financial statements as of and for the year ended March 31, 2022, as well as all interim periods within such year, including the auditors’ report on the financial statements.
-	Financial statements as of and for the year ended March 31, 2021, including the auditors’ report on the financial statements. (collectively the “Affected Periods”)

As previously reported on September 24, 2024, based in part on information provided by PKF, a Special Committee of the Board of Directors (“Board”) of Ammo, Inc. (“Company” or “AMMO”) retained a law firm to conduct an independent investigation (“Investigation”), focused on fiscal years 2020 through 2023, including determining whether the Company and its management control persons at the time: (i) accurately disclosed all executive officers, members of management, and potential related party transactions in fiscal years 2020 through 2023; (ii) properly characterized certain fees paid for investor relations and legal services as reductions of proceeds from capital raises rather than period expenses in fiscal years 2021 and 2022; and (iii) appropriately valued unrestricted stock awards to officers, directors, employees and others in fiscal years 2020 through 2022 (collectively the “Investigation Issues.”)

The Investigation is ongoing, and therefore, the Company at this time is unable to determine whether it must correct financial statements for the Affected Periods, or if such corrections are necessary, quantified such corrections. If the Investigation concludes that financial statements in the Affected Periods must be restated, the Company will diligently pursue completion and filing of such restatements as soon as reasonably practicable.

The Company’s management has concluded that in light of the above, a material weakness existed in the Company’s internal control over financial reporting during the Affected Periods and that the Company’s disclosure controls and procedures were not effective. To address this material weakness, management has devoted, and plans to continue to devote, significant effort and resources to the remediation and improvement of Company’s internal control over financial reporting.

The Audit Committee of the Board, through its Chair, has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with PKF. Pursuant to Item 4.02(c), the Company has provided PKF with the opportunity to review this disclosure and PKF reviewed and approved its filing.

Safe Harbor

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on AMMO management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of AMMO’s control. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in AMMO’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2024, and additional disclosures AMMO makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law AMMO expressly disclaims any obligation or undertaking to any update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Auditor Consent Letter.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMMO, INC.

Dated: October 3, 2024	By:	/s/ Jared R. Smith
Jared R. Smith
Chief Executive Officer